Putnam
Global
Governmental
Income Trust

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* For the 12 months ended October 31, 1996, Putnam Global Governmental Income Trust's class A and class M shares were ranked 33 and 37, respectively, out of 122 global income funds, placing both share classes within the top 31% of all similar funds rated, according to Lipper Analytical Services.*

"[Among European bond markets,] the big winners have been markets heretofore shunned by traditional, conservative bond investors, such as Italy, Spain, and Sweden. These bond market successes parallel those of the emerging markets of Latin America. In both cases, governments historically prone to excessive spending and borrowing, which produced high inflation and low growth, essentially cleaned up their acts. In Europe, the spur has been economic and monetary union, or EMU, which is slated to take effect in 1999."

                        -- "As Bonds Stagnate in the New World,
                            They're Roaring Ahead in the Old One,"
                            Barrons, October 21, 1996

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

14     Portfolio holdings

17     Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class B shares were ranked 47 out of 122 global income funds for 1-year performance through 10/31/96. The fund's class A shares were ranked 22 out of 34 global income funds for 5-year performance through 10/31/96. Class B and class M shares were not ranked over longer applicable periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

During the 12 months ended October 31, 1996, the management team of Putnam Global Governmental Income Trust played to the strengths of the markets in which the fund invests. The results were market-beating total returns for all classes of the fund's shares, even after taking sales charges into account.

In Europe, the fund's managers emphasized the higher-yielding markets of Italy, Spain, and Sweden. During the fiscal year's second half, the fund benefited from the strong performance of its holdings in the emerging markets.

A rebound in Russian bonds and a re-established exposure to South
Africa's bonds also contributed to the fund's results. Your fund's managers also kept a close watch on the currency markets, making hedging strategy adjustments as appropriate relative to the dollar.

In the report that follows, the management team provides additional detail and explains why it currently believes continuation of the strategy now in place appears justified.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
D. William Kohli, lead manager
Jonathan H. Francis
Mark J. Siegel
Jennifer E. Leichter

Putnam Global Governmental Income Trust continued its index-beating performance as it completed its 1996 fiscal year on October 31. Following its improved results for the semiannual period ended April 30, 1996, your fund's 12-month returns of 7.11%, 6.57%, and 8.46% for class A, class B, and class M shares, respectively, at public offering price, surpassed the 5.36% return measured by the Salomon Brothers World Government Bond Index -- the fund's principal performance benchmark. Favorable country and currency decisions, including substantial exposure to Europe's higher-yielding markets and to the emerging markets of Russia, Latin America, and elsewhere, were the primary contributors to your fund's performance. (Please refer to the tables on pages 9 through 11 for complete performance information.)

* HIGHER-YIELDING MARKETS LEAD THE WAY IN EUROPEAN STRATEGY

Throughout much of the fiscal year, we maintained significant investments in the higher-yielding European bond markets, such as Italy, Spain, and Sweden. By doing so, your fund was able to capture most of the outperformance of these markets relative to Germany and other core European markets.

Changing perceptions about the progress of European Monetary Union
(EMU), or the movement toward a single European currency, was perhaps the key factor influencing European bond markets throughout the fiscal year. Because of the stringent budgetary and growth criteria required to qualify for EMU, countries are under enormous pressure to adapt their economies to the dictates of the free market and to rely less on governmental control and regulation.

Particularly during the second half of the year, these markets were buoyed by the improving outlook for EMU. Following a German-French summit to discuss progress toward EMU, the unveiling of France's budget in early September provided the first concrete evidence that these two countries intend to keep the EMU process on track. Bond markets cheered the possibility that EMU would likely stay on course and that even Spain and Italy, despite their considerable budget deficits, might be included in the first round of its implementation. This development, in turn, was the principal factor behind the outperformance of the higher-yielding European markets during the period's second half.

* SUBSTANTIAL ALLOCATION TO EMERGING MARKETS BOOSTS OVERALL PERFORMANCE

Emerging fixed-income markets enjoyed exceptional performance over most of the fiscal year and contributed significantly to your fund's total return. Improving economic fundamentals (i.e., growth rates, unemployment, and inflation trends) in key countries bolstered the sector overall. Despite a recent dip in Russian bond prices on fears about President Boris Yeltsin's health, Russia led all emerging markets for the year as a whole. As Yeltsin's medical prospects appeared to improve in late September, investors began to refocus on prospects for the Russian economy.

In Latin America, markets such as Argentina and Mexico benefited from better-than-expected economic performance with minimal inflationary pressures. In addition, the Mexican peso strengthened during the period's second half, providing further support to that market.

[GRAPHIC PIE CHART OMITTED: GEOGRAPHICAL BREAKDOWN (10/31/96)*]

GEOGRAPHICAL BREAKDOWN (10/31/96)*
                                     % of total assets
United States                             42.3
France                                    10.2
United Kingdom                             8.9
Denmark                                    6.0
Italy                                      5.1
Russia                                     5.0
Canada                                     4.4
Other                                     18.1

Footnote reads:
*Based on total market value of assets. Country allocations will vary over time.


In late June, we temporarily re-established exposure to South Africa, where the bond market and the currency had been pummeled earlier in the year. We entered the market because we believed the earlier selling pressure had reduced prices to bargain levels and because of improving political and economic conditions.

The fund benefited from the superior performance of its emerging market holdings throughout the second half of the year. To capitalize fully on this strength, we increased the fund's emerging markets allocation to its allowable maximum, 15% of the portfolio, in August. Near the end of the fiscal year, however, we believed the sector's risk/reward profile had become less favorable. Consequently, we began taking profits and reduced the fund's exposure to approximately 10% of the portfolio by the period's end.

* ACTIVE MANAGEMENT OF U.S. DOLLAR EXPOSURE PROVES BENEFICIAL

In the currency arena, with the exception of some volatility in mid-July, the fiscal year's second half was characterized by quiet markets, with many exchange rates remaining within previously established ranges. Investor uncertainty about EMU and the potential for an interest-rate hike by the Federal Reserve Board kept many market participants on the sidelines in July and August. In September, the currency markets became more optimistic about EMU, sparking rallies by peripheral European currencies and the U.S. dollar versus the German deutschemark. Renewed political will for a stronger dollar among the leaders of the United States, Japan, and Germany contributed to the dollar's considerable rise against the Japanese yen during the period's second half.

During the fiscal third quarter, our fundamentally positive long-term view on the dollar led us to reduce the portfolio's overweighted deutschemark and yen positions in favor of increasing the fund's dollar exposure. This detracted from performance initially, as the dollar weakened amid July's unexpected (and short-lived) volatility in the currency markets. However, in the August through October period, with interest-rate cuts in Europe and steady monetary policy in Japan reinforcing our positive outlook for the dollar, we significantly reduced the fund's positions in core European currencies and the yen and increased its exposure to the dollar and to the currencies of dollar-bloc countries such as Canada and Australia. This currency strategy proved to be successful through the end of the fiscal year.

[GRAPHIC VERTICAL BAR CHART OMITTED: TOP CURRENCY EXPOSURES (10/31/96)*]

TOP CURRENCY EXPOSURES (10/31/96)*
                                   % of net assets
Germany                                72.7
United States                          41.2
Japan                                  23.7
France                                 18.5
Switzerland                            12.9
Denmark                                10.4

Footnote reads:
*Based on net assets. Chart reflects all portfolio holdings, including forward currency contracts. Currency exposures will vary over time.


* CONDITIONS FAVOR CONTINUATION OF FISCAL 1996 STRATEGY

Overall, we currently anticipate steady economic growth worldwide, accompanied by stable inflation. In the United States, the immediate outlook for the pace of growth and for any attendant pickup in inflation is unclear. We believe Japan's moderate recovery is likely to proceed without the threat of inflation, while Germany's recovery has taken hold more firmly in the past several months. Our larger focus in the months ahead will be on economic growth differentials, as European economies may gather steam while the U.S. economy may slow down somewhat.

Against this backdrop, we are currently maintaining positions that contributed significantly to fiscal 1996's results: underweightings in core European markets and in the U.S. and Japanese markets and overweightings in Denmark and in the higher-yielding markets of Spain, Sweden, and Italy. We currently plan to maintain the fund's commitment to emerging markets but will proceed with caution going forward, given the tremendous rally in this sector over the past 12 to 18 months.

On the currency front, we established substantial pro-U.S. dollar and dollar-bloc positions over the final four months of the period, which were largely successful. Looking ahead, we remain fundamentally bullish on the dollar but will, as always, actively monitor its movements vis-vis other currencies and adjust the fund's exposures accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future. Foreign investments are subject to certain risks, such as those related to currency fluctuations, political developments, and economic instability, that are not present with domestic investments.




Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. governmental entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                           Class A          Class B           Class M
(inception date)          (6/1/87)         (2/1/94)         (3/17/95)
                          NAV    POP       NAV    CDSC      NAV     POP
------------------------------------------------------------------------
1 year                  12.46%  7.11%    11.57%  6.57%    12.14%   8.46%
------------------------------------------------------------------------
5 years                 41.86  35.15        --     --        --      --
Annual average           7.24   6.21        --     --        --      --
------------------------------------------------------------------------
Life of class          157.96 145.77      9.67   6.85     24.32   20.28
Annual average          10.58  10.02      3.41   2.44     14.29   12.00
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                                Salomon Bros.
                                 World Govt.                  Consumer
                                 Bond Index                 Price Index
-----------------------------------------------------------------------
1 year                             5.36%                        2.99%
------------------------------------------------------------------------
5 years                           60.40                        15.21
Annual average                     9.91                         2.87
------------------------------------------------------------------------
Life of class A                  134.24                        39.96
Annual average                     9.46                         3.63
------------------------------------------------------------------------
Life of class B                   24.61                         8.28
Annual average                     8.33                         2.93
-----------------------------------------------------------------------
Life of class M                   10.64                         4.56
Annual average                     6.57                         2.77
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustments for taxes payable on reinvested distributions, or for payments under the fund's class A distribution plan prior to its implementation. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 6/1/87


Starting value                           (Insert ending Total)
$9,525          Fund's class A shares at POP                $24,577
$10,000         Salomon Bros. World Govt. Bond Index        $23,424
$10,000         Consumer Price Index                        $13,996

(plot points for 10-year total return mountain chart)

                                 Salomon Bros.
Date/year   Fund at POP             WGB Index            CPI
---------   -----------          ------------          -----
 6/01/87          9,525                10,000         10,000
10/31/87         10,041                10,238         10,195
10/31/88         12,529                11,473         10,628
10/31/89         12,890                11,777         11,105
10/31/90         15,415                13,121         11,804
10/31/91         17,325                14,603         12,149
10/31/92         19,219                16,631         12,538
10/31/93         21,239                18,624         12,882
10/31/94         19,981                19,298         13,218
10/31/95         21,855                22,232         13,590
10/31/96         24,577                23,424         13,996

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $10,967 on 10/31/96 ($10,685 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 3/17/95 would have been valued at $12,432 at net asset value on 10/31/96 ($12,028 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                             Class A        Class B         Class M
-----------------------------------------------------------------------
Distributions: (number)         4              4               4
-----------------------------------------------------------------------
Income                       $0.775         $0.681          $0.750
-----------------------------------------------------------------------
Total                        $0.775         $0.681          $0.750
------------------------------------------------------------------------
Share value:                NAV   POP         NAV          NAV   POP
-----------------------------------------------------------------------
10/31/95                 $13.62   $14.30   $13.60       $13.59   $14.05
------------------------------------------------------------------------
10/31/96                  14.49    15.21    14.45        14.44    14.93
------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------
Current dividend rate1     6.21%    5.92%    5.54%        6.04%    5.84%
------------------------------------------------------------------------
Current 30-day SEC yield2  6.85     6.52     6.19         6.53     6.31
-----------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                            Class A         Class B         Class M
(inception date)            (6/1/87)        (2/1/94)        (3/17/95)
                           NAV    POP      NAV    CDSC     NAV     POP
------------------------------------------------------------------------
1 year                   12.05%   6.72%  11.21%   6.21%   11.60%   7.95%
------------------------------------------------------------------------
5 years                  40.81   34.11      --      --       --      --
Annual average            7.08    6.04      --      --       --      --
------------------------------------------------------------------------
Life of class           152.80  140.85    7.54    4.78    21.82   17.87
Annual average           10.44    9.87    2.77    1.77    13.68   11.27
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Salomon Brothers World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended October 31, 1996


To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Global Governmental Income Trust, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996,by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 13, 1996




Portfolio of investments owned
October 31, 1996

FOREIGN GOVERNMENT BONDS AND NOTES  (50.3%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
AUD     15,365,000  Australia (Government of) bonds Ser. 803, 9 1/2s, 2003                                       $ 13,612,964
CAD      3,080,000  Canada (Government of) bonds 7s, 2006                                                           2,397,550
CAD      8,222,000  Canada (Government of) deb. 9s, 2004                                                            7,224,501
CAD      7,375,000  Canada (Government of) deb. Ser. A-76, 9s, 2025                                                 6,789,342
DKK    120,110,000  Denmark (Government of) bonds 8s, 2003                                                         22,495,133
FRF    170,010,000  France Treasury bill 4 1/2s, 1998                                                              33,575,341
FRF     26,690,000  France (Government of) bonds 6s, 2025                                                           4,661,622
DEM     12,430,000  Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001                                      8,348,080
DEM     10,185,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s, 2006                                       6,823,547
ITL 26,910,000,000  Italy (Government of) bonds 9 1/2s, 2001                                                       19,047,878
USD     25,481,000  Russia (Government of) non performing +                                                        18,632,982
ESP    782,400,000  Spain (Government of) deb. 10.1s, 2001                                                          6,818,405
SEK     59,700,000  Sweden (Government of) bonds 10 1/4s, 2000                                                     10,244,056
GBP      6,764,000  United Kingdom Conversion stock 9s, 2011                                                       12,081,238
GBP      2,560,000  United Kingdom Treasury bonds 9 3/4s, 2002                                                      4,623,153
GBP     10,270,000  United Kingdom Treasury notes 7 3/4s, 2006                                                     16,808,556
                                                                                                                 ------------
                   Total Foreign Government Bonds and Notes  (cost $185,694,787)                                 $194,184,348


U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (28.1%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
                   U.S. Treasury Bonds
      $23,970,000  6 3/4s, August 15, 2026                                                                       $ 24,254,523
        7,375,000  6s, February 15, 2026                                                                            6,727,401
                   U.S. Treasury Notes
       31,310,000  7s, July 15, 2006                                                                               32,689,519
       23,856,000  6 5/8s, July 31, 2001                                                                           24,359,123
       20,525,000  6 1/4s, October 31, 2001                                                                        20,659,644
                                                                                                                 ------------
                   Total U.S. Government and Agency Obligations  (cost $106,784,050)                            $ 108,690,210

BRADY BONDS  (5.3%) *
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      $12,625,340  Argentina (Republic of) FRN 6.625s, 2005                                                      $ 10,352,779
       12,342,000  United Mexican States deb. Ser. C, 6.352s, 2019                                                 10,143,581
                                                                                                                 ------------
                   Total Brady Bonds  (cost $21,203,749)                                                         $ 20,496,360


PURCHASED OPTIONS OUTSTANDING  (0.6%) *(cost $1,341,867)
NUMBER OF                                                                                    EXPIRATION DATE/
CONTRACTS                                                                                       STRIKE PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
JPY 3,358,000,000  Japanese Government Bond Futures Contracts (Call)                         Nov 96/JPY 117.5     $ 2,351,013

COMMON STOCKS  (0.1%) *(cost $403,384)
NUMBER OF SHARES                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
           11,327  PSF Holdings LLC Class A                                                                         $ 192,559

CORPORATE BONDS AND NOTES(--%)*(cost $121,616)
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
         $124,734  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (2 double daggers)                         $ 126,605

SHORT-TERM INVESTMENTS (13.0%)*(cost $50,007,653)
PRINCIPAL AMOUNT                                                                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------
      $50,000,000  Interest in $356,650,000 joint repurchase agreement dated October 31,
                   1996 with Morgan (J.P.) & Co. Inc. due November 1, 1996 with respect to various U.S. Treasury obligations -- maturity value of $50,007,653
                   for an effective yield of 5.51%                                                                $50,007,653

-----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $365,557,106)***                                                     $ 376,048,748
-----------------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $386,123,569.

*** The aggregate identified cost on a tax basis is $368,255,057, resulting in gross unrealized appreciation and depreciation of $8,799,649 and $1,005,958, respectively, or net unrealized appreciation of $7,793,691.

+                   Non-income-producing security.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

                   The rate shown on Floating rate notes (FRN) are the current interest rates shown at October 31, 1996, which are subject to change based on the terms of the security.

----------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1996
(aggregate face value $257,486,252)
                                                                                    Unrealized
                                       Aggregate Face          Delivery          Appreciation/
                     Market Value               Value              Date         (Depreciation)
----------------------------------------------------------------------------------------------
Australian Dollars     $6,089,912          $6,058,795          12/18/96               $31,117
British Pounds          3,455,698           3,370,655          12/18/96                85,043
Canadian Dollar           321,771             320,975          12/18/96                   796
Deutschemarks         170,072,821         171,645,457          12/18/96            (1,572,636)
Euro Currency               5,441               5,452          12/18/96                   (11)
French Franc           10,045,925          10,188,985          12/18/96              (143,060)
Italian Lira            1,359,905           1,356,209          12/18/96                 3,696
Japanese Yen           60,525,560          61,836,108          12/18/96            (1,310,548)
Spanish Peseta          2,369,011           2,345,068          12/18/96                23,943
Swedish Krona             360,431             358,548          12/18/96                 1,883
----------------------------------------------------------------------------------------------
                                                                                  ($2,879,777)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1996
(aggregate face value $233,497,579)
                                                                                   Unrealized
                           Market      Aggregate Face          Delivery          Appreciation/
                            Value               Value              Date         (Depreciation)
----------------------------------------------------------------------------------------------
Canadian Dollar        $6,955,093          $6,776,861          12/18/96         $(178,232)
Danish Krone           17,806,418          18,111,379          12/18/96           304,961
Deutschemarks          95,475,065          96,370,669          12/18/96           895,604
French Franc           23,038,815          23,473,069          12/18/96           434,254
Italian Lira            4,467,452           4,458,078          12/18/96            (9,374)
Japanese Yen           28,435,661          29,667,551          12/18/96         1,231,890
Swedish Krona           4,663,263           4,647,685          12/18/96           (15,578)
Swiss Franc            49,648,613          49,992,287          12/18/96           343,674
----------------------------------------------------------------------------------------------
                                                                               $3,007,199
----------------------------------------------------------------------------------------------

Diversification by Country
----------------------------------------------------------------------------------------------
Distribution of Investment by country of issue at October 31, 1996
(as a percentage of net assets)

Argentina                                  2.7%
Australia                                  3.5
Canada                                     4.3
Denmark                                    5.8
France                                     9.9
Germany                                    3.9
Japan                                      0.6
Italy                                      4.9
Mexico                                     2.6
Russia                                     4.8
Spain                                      1.8
Sweden                                     2.7
United Kingdom                             8.7
United States                             41.2
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31,1996

Assets
------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $365,557,106) (Note 1)                                                   $376,048,748
------------------------------------------------------------------------------------------------------
Cash                                                                                           764,118
------------------------------------------------------------------------------------------------------
Foreign currency                                                                               992,761
------------------------------------------------------------------------------------------------------
Interest and other receivables                                                               6,634,264
------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                         374,492
------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              57,658,920
------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                               3,661,052
------------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                             6,668,071
------------------------------------------------------------------------------------------------------
Total assets                                                                               452,802,426

Liabilities
------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                           11,958
------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            56,885,908
------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                     920,850
------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                   770,448
------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                      94,148
------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                    2,594
------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                     2,960
------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                         109,147
------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                  3,533,630
------------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                4,223,416
------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         123,798
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           66,678,857
------------------------------------------------------------------------------------------------------
Net Assets                                                                                $386,123,569

Represented by
------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                           $388,597,132
------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 7,219,472
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                     (20,360,499)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                                10,667,464
------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                                $386,123,569
------------------------------------------------------------------------------------------------------
Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($343,125,368 divided by 23,672,253 shares)                                                     $14.49
------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.49)*                                         $15.21
------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($41,106,146 divided by 2,844,008 shares)**                                                     $14.45
------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,892,055 divided by 131,002 shares)                                                          $14.44
------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.44)*                                         $14.93
------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment income:
------------------------------------------------------------------------------------------------------
Interest income: (net of foreign tax of $258,314)                                          $28,042,910
------------------------------------------------------------------------------------------------------
Dividends                                                                                       14,156
------------------------------------------------------------------------------------------------------
Total investment income                                                                     28,057,066
------------------------------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                             3,116,163
------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                 758,013
------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                               19,749
------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                 9,043
------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                          878,837
------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                          361,600
------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                            6,075
------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                         39,007
------------------------------------------------------------------------------------------------------
Registration fees                                                                                  550
------------------------------------------------------------------------------------------------------
Auditing                                                                                        53,430
------------------------------------------------------------------------------------------------------
Legal                                                                                            9,823
------------------------------------------------------------------------------------------------------
Postage                                                                                        142,740
------------------------------------------------------------------------------------------------------
Other                                                                                           16,886
------------------------------------------------------------------------------------------------------
Total expenses                                                                               5,411,916
------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                    (150,679)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                 5,261,237
------------------------------------------------------------------------------------------------------
Net investment income                                                                       22,795,829
------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            12,801,966
------------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                           357,435
------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                  5,485,279
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of asset and liabilites
in foreign currencies during the year                                                        3,604,760
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and written options during the year                                                            470,940
------------------------------------------------------------------------------------------------------
Net gain on investments                                                                     22,720,380
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $45,516,209
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                                                 Year ended October 31
                                                                                            ----------------------------------
                                                                                                    1996                  1995
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        $22,795,829           $30,301,284
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                     18,644,680           (14,477,198)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and asset and liabilities
in foreign currencies                                                                          4,075,700            19,742,989
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          45,516,209            35,567,075
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                      (19,095,421)          (18,227,414)
------------------------------------------------------------------------------------------------------------------------------
Class B                                                                                       (1,769,324)           (1,110,752)
------------------------------------------------------------------------------------------------------------------------------
Class M                                                                                          (70,261)               (9,838)
------------------------------------------------------------------------------------------------------------------------------
From return of capital
Class A                                                                                               --            (8,449,809)
------------------------------------------------------------------------------------------------------------------------------
Class B                                                                                               --              (514,919)
------------------------------------------------------------------------------------------------------------------------------
Class M                                                                                               --                (4,560)
------------------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                            (36,352,691)          (93,246,935)
------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                                 (11,771,488)          (85,997,152)
------------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                            397,895,057           483,892,209
------------------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of $7,219,472
and $ 2,117,949  respectively)                                                              $386,123,569          $397,895,057
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                         March 17, 1995
                                                                                       (commencement of
                                                                       Year ended        operations) to          Year ended
                                                                       October 31            October 31          October 31
                                                                       ----------------------------------------------------
                                                                             1996                  1995                1996
                                                                       ----------------------------------------------------
                                                                                   Class M                               Class B
                                                                       ----------------------------------------------------
Net asset value, beginning of period                                       $13.59               $12.81               $13.60
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .77(c)               .49                  .72(c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .83                  .88                  .81
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.60                 1.37                 1.53
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.75)                (.40)                (.68)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                         --                 (.19)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.75)                (.59)                (.68)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.44               $13.59               $14.45
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           12.14                10.87*               11.57
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $1,892                 $509              $41,106
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.58                  .96*                2.07
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.52                4.78*                 5.13
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     429.38               300.66               429.38
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                        For the period
                                                                                      February 1, 1994
                                                                                         (commencement
                                                                       Year ended    of operations) to
                                                                       October 31           October 31
                                                                       ----------------------------------------------------
                                                                             1995                 1994                 1996
                                                                       ----------------------------------------------------
                                                                          Class B               Class B
                                                                       ----------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.31               $15.38               $13.62
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .77                  .64                  .83(c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .33                (2.10)                 .82
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.10                (1.46)                1.65
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.55)                (.14)                (.78)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                       (.26)                (.47)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.81)                (.61)                (.78)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.60               $13.31               $14.49
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            8.63                (9.52)*              12.46
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $30,910              $22,387             $343,125
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               2.09                 1.49*                1.32
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.59                 4.76*                5.93
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     300.66               359.88               429.38
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                         Year ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1995                 1994                 1993
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.33               $15.25               $15.98
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        1.00                  .97                 1.07
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .19                (1.84)                 .44
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.19                 (.87)                1.51
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.62)                (.10)                (.98)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                 (.50)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                       (.28)                (.80)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.15)                (.76)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.90)               (1.05)               (2.24)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.62               $13.33               $15.25
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            9.38                (5.93)               10.44
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $366,476             $461,506             $554,963
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.34                 1.27                 1.27
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.19                 6.57                 6.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     300.66               359.88               444.28
---------------------------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------
                                                                             1992
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Net asset value, beginning of period                                       $15.70
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                        1.07
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .56
---------------------------------------------------------------------------------
Total from investment operations                                             1.63
---------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------
From net investment income                                                  (1.17)
---------------------------------------------------------------------------------
In excess of net investment income                                             --
---------------------------------------------------------------------------------
From return of capital                                                         --
---------------------------------------------------------------------------------
From net realized gain on investments                                        (.18)
---------------------------------------------------------------------------------
Total distributions                                                         (1.35)
---------------------------------------------------------------------------------
Net asset value, end of period                                             $15.98
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           10.93
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $437,006
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.46
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.77
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                     406.70
---------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally in a portfolio of governmental or supranational debt securities denominated in any currency, and to a lesser extent, in other debt and equity securities. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. The effects on net investment income arising from changes in exchange rates are also not segregated.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $17,662,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover          Expiration
--------------------  ----------------------
     $11,156,000        October 31, 2002
      $6,506,000        October 31, 2003

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized and unrealized gains and losses on foward foreign currency contracts, currency gains and losses on foreign bonds, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $3,240,700 to increase undistributed net investment income and $161 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $3,240,861. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million and 0.60% of any amount over $1.5 million subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $150,679 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,020 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $41,632 and $1,663 from the sale of class A and class M shares, respectively and $94,408 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $1,394 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $937,729,795 and $1,016,846,943, respectively. Purchases and sales of U.S. government obligations aggregated $534,896,301 and $487,319,530, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                         Contract           Premiums
                         Amounts            Received
----------------------------------------------------
Written options
outstanding
at beginning
of year              $ 34,450,000           $148,135
----------------------------------------------------
Options opened         64,400,000            209,300
----------------------------------------------------
Options expired       (98,850,000)          (357,435)
----------------------------------------------------
Written
options
outstanding at
end of year          $         --           $     --
----------------------------------------------------

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                              October 31, 1996
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold            4,861,140         $68,523,418
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,039,954          14,416,219
----------------------------------------------------
                       5,901,094          82,939,637

Shares
repurchased           (9,134,287)       (128,468,462)
----------------------------------------------------
Net decrease          (3,233,193)       $(45,528,825)
----------------------------------------------------

                                 Year ended
                              October 31, 1995
----------------------------------------------------
Class A                   Shares              Amount
----------------------------------------------------
Shares sold            3,675,721        $ 48,666,295
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,486,907          19,506,341
----------------------------------------------------
                       5,162,628          68,172,636

Shares
repurchased          (12,878,253)       (169,764,839)
----------------------------------------------------
Net decrease          (7,715,625)      $(101,592,203)
----------------------------------------------------

                                 Year ended
                              October 31, 1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold            2,002,326        $ 28,059,178
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            103,798           1,437,147
----------------------------------------------------
                       2,106,124          29,496,325

Shares
repurchased           (1,535,743)        (21,630,414)
----------------------------------------------------
Net increase             570,381        $  7,865,911
----------------------------------------------------

                                  Year ended
                               October 31, 1995
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold           1,183,419         $ 15,684,905
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            99,884            1,312,528
----------------------------------------------------
                      1,283,303           16,997,433

Shares
repurchased            (691,375)          (9,154,571)
----------------------------------------------------
Net increase            591,928         $  7,842,862
----------------------------------------------------

                               Year ended
                            October 31, 1996
----------------------------------------------------
Class M                 Shares               Amount
----------------------------------------------------
Shares sold            133,470            $1,874,460
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            4,710                65,154
----------------------------------------------------
                       138,180             1,939,614
Shares
repurchased            (44,620)             (629,391)
----------------------------------------------------
Net increase            93,560            $1,310,223
----------------------------------------------------

                               For the period
                               March 17, 1995
                               commencement of
                               operations) to
                               October 31, 1995
----------------------------------------------------
Class M                  Shares               Amount
----------------------------------------------------
Shares sold              41,248            $ 554,013
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               996               13,312
----------------------------------------------------
                         42,244              567,325
Shares
repurchased              (4,802)             (64,919)
----------------------------------------------------
Net increase             37,442            $ 502,406
----------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Putnam Global Governmental Income Trust
Results of October 3, 1996 shareholder meeting (Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                                  Votes for               withheld

Jameson Adkins Baxter             17,579,164               298,646
Hans H. Estin                     17,577,235               300,575
John A. Hill                      17,575,025               302,785
R.J. Jackson                      17,578,730               299,080
Elizabeth T. Kennan               17,577,907               299,903
Lawrence J. Lasser                17,581,400               296,410
Robert E. Patterson               17,576,683               301,127
Donald S. Perkins                 17,578,760               299,050
William F. Pounds                 17,578,940               298,870
George Putnam                     17,573,897               303,913
George Putnam, III                17,581,535               296,275
Eli Shapiro                       17,571,174               306,636
A.J.C. Smith                      17,574,858               302,952
W. Nicholas Thorndike             17,574,397               303,413

A proposal to ratify Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 17,355,110 votes for, and 149,902 votes against, with 372,798 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
15,887,689 votes for, and 941,020 votes against, with 1,049,101 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 15,751,535 votes for, and 917,904 votes against, with 1,208,371 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
15,257,364 votes for, and 1,233,579 votes against, with 1,386,867 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
15,463,022 votes for, and 1,093,248 votes against, with 1,321,540 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
15,920,454 votes for, and 771,836 votes against, with 1,185,520 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 15,472,670 votes for, and 1,289,846 votes against, with 1,115,294 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
15,723,182 votes for, and 995,155 votes against, with 1,159,473 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 15,642,859 votes for, and 1,027,233 votes against, with 1,207,718 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 15,315,507 votes for, and 1,378,732 votes against, with 1,183,571 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 15,400,154 votes for, and 1,264,084 votes against, with 1,213,572 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 15,332,314 votes for, and 1,311,596 votes against, with 1,233,900 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 15,789,123 votes for, and 965,600 votes against, with 1,123,087 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 15,562,845 votes for, and 1,151,090 votes against, with 1,163,875 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 15,674,139 votes for, and 1,048,627 votes against, with 1,155,044 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Cooper & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan J. Bankart
Vice President

D. William Kohli
Vice President and Fund Manager

Jonathan H. Francis
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of of Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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29196-041/220/906                  12/96